EXHIBIT 10


                    BECKMAN INSTRUMENTS INC.
                 EXECUTIVE INCENTIVE PLANS, 1994


FY 94 MANAGEMENT INCENTIVE PLAN
CLASSES 9 AND 10

Background:

Class 9 and 10 managers, directors and upper level technical contributors.

Bonus Eligibility:

The key elements in determining incentive awards are:
     1) Company Earnings per Share
     2) Sales Revenue, and
     3) Individual overall EXCEL rating

Earnings per Share:

Earnings per share continues to be a critical factor in the company's performance and valuation by the financial community. Because of its importance, company EPS is the fundamental measurement for the annual incentive opportunity. The basic award guidelines for the degree of achievement are as follows:

                                   Award Percentage
          EPS Achieved             of Base Earnings
            $2.15                       30.0%
            $2.10                       22.0%
            $2.05                       14.0%
            $2.00                        9.0%
            $1.95                        3.5%
            below $1.95                    0%

          A pro-rata incentive award percentage is calculated for gradations between achievement levels.

Sales Revenue Modifier:

The award percentage for EPS achievement will be increased by 10% if EPS is $2.05 or higher for FY 94 and the company's sales goal is met or exceeded.

Individual Incentive Award Determination:

The final step in the calculation of individual incentive awards is the application of an individual performance multiplier to the award percentage for EPS achievement after any adjustment for sales revenue. This multiplier is derived from the "overall rating" for Performance Expectations in the EXCEL process and is expressed as a percentage to be applied to the EPS award guideline. Base earnings for the period of incentive eligibility (eligible earnings) are then multiplied by the final award percentage to determine the amount of incentive award.

  Overall Performance Rating           Performance Multiplier to be
  for Performance Expectations          Applied to Award Guideline
          Exceptional                        130% - 150%
          High                               100% - 120%
          Good                                50% -  90%
  Improved Performance Required                   0%


Example of How the Annual Incentive Award is Calculated:

Assume that EPS achievement is $2.05 and the company sales revenue goal is met or exceeded. In this example, the total annual award percentage before applying the individual performance multiplier is 15.4% (14.0% + 10% x 14.0%). The 15.4% award will be increased to a 18.5% individual incentive award with an individual performance multiplier of 120%. Conversely, an individual performance modifier of 80% would reduce the 15.4% award to a 12.3% final EPS incentive award.

Administration:

1) All financial results will be measured on an "as reported" basis with no adjustment for any effect of currency fluctuations.

2) Any issues regarding plan interpretation will be referred for resolution to a "Management Incentive Committee" appointed by the Chief Executive Officer.

3) To be eligible for a management incentive award, a participant must be in active pay status at the end of the measurement period. Exceptions may be approved on a pro rata basis for participants who retire in midyear or other special circumstances.

FY 94 EXECUTIVE INCENTIVE PLAN
CLASSES 12 AND 13

Background:

Beginning with FY 94, key executives will have two separate incentive opportunities with different time horizons and different performance measures. For the annual incentive opportunity, the focus will be on annual results in terms of company "Earnings Per Share" (EPS) with sales revenue and the individual overall rating for Performance Expectations in the EXCEL process affecting the final incentive award. The second time horizon of incentive opportunity will be based on company "Economic Value Added" (EVA) for a two-year cycle under a long-term incentive plan.

Annual (EPS) Incentive:

Earnings per share continues to be a critical factor in the company's performance and valuation by the financial community. Because of its importance, company EPS is the fundamental measurement for the annual incentive opportunity. The basic award guidelines for the degree of achievement are as follows:

                                   Award Percentage
          EPS Achieved             of Base Earnings
            $2.15                       27.2%
            $2.10                       25.4%
            $2.05                       23.1%
            $2.00                       14.6%
            $1.95                        5.8%
            below $1.95                    0%

          A pro-rata percentage is calculated for achievement between the above award levels.

Sales Revenue Modifier:

The award percentage for EPS achievement will be increased by 10% if EPS is $2.05 or higher for FY 94 and the company's sales goal is met or exceeded.

Individual Incentive Award Determination:

The final step in the calculation of individual incentive awards is the application of an individual performance multiplier to the award percentage for EPS achievement after any adjustment for sales revenue. This multiplier is derived from the "overall rating" for Performance Expectations in the EXCEL process and is expressed as a percentage to be applied to the EPS award guideline. Base earnings for the period of incentive eligibility (eligible earnings) are then multiplied by the final award percentage to determine the amount of incentive award.

  Overall Performance Rating           Performance Multiplier to be
  for Performance Expectations          Applied to Award Guideline
          Exceptional                        130% - 150%
          High                               100% - 120%
          Good                                50% -  90%
  Improved Performance Required                   0%

Example of How the Annual Incentive Award is Calculated:

Assume that EPS achievement is $2.10 and the company sales revenue goal is met or exceeded. In this example, the total annual award percentage before applying the individual performance multiplier is 27.9% (25.4% + 10% x 25.4% rounded). The 27.9% award will be increased to a 33.5% individual incentive award with an individual performance multiplier of 120%. Conversely, an individual performance modifier of 80% would reduce the 27.9% award to a 22.3% final EPS annual incentive award.

Administration:

1) All financial results will be measured on an "as reported" basis with no adjustment for any effect of currency fluctuations.

2) To be eligible for an annual EPS incentive award, a participant must be in active pay status at the end of the measurement period. Partial payments will be made for retirees, as defined by the company's pension plan, who leave before the end of the fiscal year.

TWO-YEAR ECONOMIC VALUE ADDED (EVA) INCENTIVE PLAN
CYCLE ONE BEGINNING FY 93
CLASSES 12 AND 13

Background:

The two year (long-term plan) incentive is based upon maintaining and improving the base amount of total company EVA through a two-year measurement cycle. EVA benchmarks for incentive eligibility will be established for each two-year cycle at its beginning and successive cycles overlap by one year. For example, the second year of cycle one becomes the first year of cycle two. For the start-up of the EVA incentive, FY 93 is the first year of the first two-year cycle.

EVA Definition:

EVA is defined as the net operating profit after-tax (excluding restructuring charges), less a cost of capital charge on a thirteen-month average capital base (excluding restructuring reserves). This performance measurement reflects the relationship between profits generated by the company and the cost of the balance sheet investment. Certain events may trigger a reassessment of the EVA targets for incentive eligibility.

EVA Award Eligibility:

The EVA target for the first cycle, ending December 31, 1994, is $12.0 million. This represents an increase of $10.6 million over the $1.4 million EVA at the beginning of the cycle. For Class 12 and 13 executives, this will generate a 10.0% of base earnings award.
Gradations in performance above and below the targeted EVA are depicted below.

               EVA CYCLE ONE (1993 & 1994)

          Absolute EVA                  Final EVA
           ($million)                     Award
         less than $1.4                     0%
             $1.4                         5.0%
            $12.0                        10.0%
            $20.3                        20.0%
         greater than $20.3              20.0%

          A pro rata incentive award percentage is calculated for gradations between EVA improvement levels.

Individual Eligible Earnings for EVA Award:

Although the EVA measurement period is two years, the actual award calculation will be based upon an individual participant's total base earnings for the second year of the two-year cycle. One year of eligible earnings is applied because of the overlapping nature of the two-year cycles.

Deferred Stock Award Alternative:

Payment of the earned incentive will be made in cash, subject to standard withholding taxes and deductions, or a participant may elect to be paid in restricted stock. Details of the restricted stock alternative are described in the insert to this document.

Administration:

1) All financial results will be measured on an "as reported" basis with no adjustment for any effect of currency fluctuations.

2) Qualifying events that may cause adjustments to original approved EVA targets must be: 1) unanticipated; 2) non-recurring; 3) material in nature; and 4) not part of normal business operations.

3) To be eligible for a full EVA incentive award, a participant must be in active pay status at the end of the two-year measurement period. Partial payments will be made in cash for retirees, as defined by the company's pension plan, who do not elect payment in restricted stock and leave before completion of the EVA cycle.

TWO-YEAR ECONOMIC VALUE ADDED (EVA) INCENTIVE PLAN
CYCLE TWO BEGINNING FY 94
CLASSES 12 AND 13

Background:

The two year (long-term plan) incentive is based upon maintaining and improving the base amount of total company EVA through a two-year measurement cycle. EVA benchmarks for incentive eligibility will be established for each two-year cycle at its beginning and successive cycles overlap by one year. For example, the second year of cycle one, fiscal year 1994, will be the first year of cycle two.

EVA Definition:

EVA is defined as the net operating profit after-tax (excluding restructuring charges), less a cost of capital charge on a thirteen-month average capital base (excluding restructuring reserves). This performance measurement reflects the relationship between profits generated by the company and the cost of the balance sheet investment. Certain events may trigger a reassessment of the EVA targets for incentive eligibility.

EVA Award Eligibility:

The EVA target for cycle two, ending December 31, 1995, is $20.6 million. This represents an increase of $20.0 million over the $0.6 million EVA at the beginning of the cycle. For Class 12 and 13 executives, this will generate a 10.0% of base earnings award. Gradations in performance above and below the targeted EVA are depicted below.

               EVA CYCLE TWO (1994 & 1995)

          Absolute EVA                  Final EVA
           ($million)                     Award
         less than $0.6                     0%
              $0.6                        5.0%
             $20.6                       10.0%
             $30.0                       20.0%
         greater than $30.0              20.0%

          A pro rata incentive award percentage is calculated for gradations between EVA improvement levels.

Individual Eligible Earnings for EVA Award:

Although the EVA measurement period is two years, the actual award calculation will be based upon an individual participant's total base earnings for the second year of the two-year cycle. One year of eligible earnings is applied because of the overlapping nature of the two-year cycles.

Deferred Stock Award Alternative:

Payment of the earned incentive will be made in cash, subject to standard withholding taxes and deductions, or a participant may elect to be paid in restricted stock. Details of the restricted stock payment alternative are described in the insert to this document.

Administration:

1) All financial results will be measured on an "as reported" basis with no adjustment for any effect of currency fluctuations.

2) Qualifying events that may cause adjustments to original approved EVA targets must be: 1) unanticipated; 2) non-recurring; 3 material in nature; and 4) not part of normal business operations.

3) To be eligible for an EVA incentive award, a participant must be in active pay status at the end of the two-year measurement period. Partial payments will be made in cash for retirees, as defined by the company's pension plan, who do not elect payment in restricted stock, and leave before completion of the EVA cycle.

FY 94 EXECUTIVE INCENTIVE PLAN
CLASSES 14 THROUGH 17

Background:

Beginning with FY 94, key executives will have two separate incentive opportunities with different time horizons and different performance measures. For the annual incentive opportunity, the focus will be on annual results in terms of company "Earnings Per Share" (EPS) with sales revenue and the individual overall rating for Performance Expectations in the EXCEL process affecting the final incentive award. The second time horizon of incentive opportunity will be based on company "Economic Value Added" (EVA) for a two-year cycle under a long-term incentive plan.

Annual (EPS) Incentive:

Earnings per share continues to be a critical factor in the company's performance and valuation by the financial community. Because of its importance, company EPS is the fundamental measurement for the annual incentive opportunity. The basic award guidelines for the degree of achievement are as follows:

                                   Award Percentage
          EPS Achieved             of Base Earnings
            $2.15                       35.3%
            $2.10                       32.3%
            $2.05                       29.4%
            $2.00                       18.5%
            $1.95                        7.4%
            below $1.95                    0%

          A pro-rata percentage is calculated for achievement between the above award levels.

Sales Revenue Modifier:

The award percentage for EPS achievement will be increased by 10% if EPS is $2.05 or higher for FY 94 and the company's sales goal is met or exceeded.

Individual Incentive Award Determination:

The final step in the calculation of individual incentive awards is the application of an individual performance multiplier to the award percentage for EPS achievement after any adjustment for sales revenue. This multiplier is derived from the "overall rating" for Performance Expectations in the EXCEL process and is expressed as a percentage to be applied to the EPS award guideline. Base earnings for the period of incentive eligibility (eligible earnings) are then multiplied by the final award percentage to determine the amount of incentive award.

  Overall Performance Rating           Performance Multiplier to be
  for Performance Expectations          Applied to Award Guideline
     Exceptional                             130% - 150%
     High                                    100% - 120%
     Good                                     50% -  90%
     Improved Performance Required                0%

Example of How the Annual Incentive Award is Calculated:

Assume that EPS achievement is $2.10 and the company sales revenue goal is met or exceeded. In this example, the total annual award percentage before applying the individual performance multiplier is 35.5% (32.3% + 10% x 32.3% rounded). The 35.5% award will be increased to a 42.6% individual incentive award with an individual performance multiplier of 120%. Conversely, an individual performance modifier of 80% would reduce the 35.5% award to a 28.4% final EPS annual incentive award.

Administration:

1) All financial results will be measured on an "as reported" basis with no adjustment for any effect of currency fluctuations.

2) To be eligible for an annual EPS incentive award, a participant must be in active pay status at the end of the measurement period. Partial payments will be made for retirees, as defined by the company's pension plan, who leave before the end of the fiscal year.

TWO-YEAR ECONOMIC VALUE ADDED (EVA) INCENTIVE PLAN
CYCLE ONE BEGINNING FY 93
CLASSES 14 THROUGH 17

Background:

The two year (long-term plan) incentive is based upon maintaining and improving the base amount of total company EVA through a two-year measurement cycle. EVA benchmarks for incentive eligibility will be established for each two-year cycle at its beginning and successive cycles overlap by one year. For example, the second year of cycle one becomes the first year of cycle two. For the start-up of the EVA incentive, FY 93 is the first year of the first two-year cycle.

EVA Definition:

EVA is defined as the net operating profit after-tax (excluding restructuring charges), less a cost of capital charge on a thirteen-month average capital base (excluding restructuring reserves). This performance measurement reflects the relationship between profits generated by the company and the cost of the balance sheet investment. Certain events may trigger a reassessment of the EVA targets for incentive eligibility.

EVA Award Eligibility:

The EVA target for the first cycle, ending December 31, 1994, is $12.0 million. This represents an increase of $10.6 million over the $1.4 million EVA at the beginning of the cycle. For Class 14 - 17 executives, this will generate a 12.6% of base earnings award.
Gradations in performance above and below the targeted EVA are depicted below.

               EVA CYCLE ONE (1993 & 1994)

          Absolute EVA                  Final EVA
           ($million)                     Award
          less than $1.4                    0%
          $1.4                            6.3%
          $12.0                          12.6%
          $20.3                          25.2%
          greater than $20.3             25.2%

          A pro rata incentive award percentage is calculated for gradations between EVA improvement levels.

Individual Eligible Earnings for EVA Award:

Although the EVA measurement period is two years, the actual award calculation will be based upon an individual participant's total base earnings for the second year of the two-year cycle. One year of eligible earnings is applied because of the overlapping nature of the two-year cycles.

Deferred Stock Award Alternative:

Payment of the earned incentive will be made in cash, subject to standard withholding taxes and deductions, or a participant may elect to be paid in restricted stock. Details of the restricted stock alternative are described in the insert to this document.

Administration:

1) All financial results will be measured on an "as reported" basis with no adjustment for any effect of currency fluctuations.

2) Qualifying events that may cause adjustments to original approved EVA targets must be: 1) unanticipated; 2) non-recurring; 3) material in nature; and 4) not part of normal business operations.

3) To be eligible for a full EVA incentive award, a participant must be in active pay status at the end of the two-year measurement period. Partial payments will be made in cash for retirees, as defined by the company's pension plan, who do not elect payment in restricted stock and leave before completion of the EVA cycle.

TWO-YEAR ECONOMIC VALUE ADDED (EVA) INCENTIVE PLAN
CYCLE TWO BEGINNING FY 94
CLASSES 14 THROUGH 17

Background:

The two year (long-term plan) incentive is based upon maintaining and improving the base amount of total company EVA through a two-year measurement cycle. EVA benchmarks for incentive eligibility will be established for each two-year cycle at its beginning and successive cycles overlap by one year. For example, the second year of cycle one, fiscal year 1994, will be the first year of cycle two.

EVA Definition:

EVA is defined as the net operating profit after-tax (excluding restructuring charges), less a cost of capital charge on a thirteen-month average capital base (excluding restructuring reserves). This performance measurement reflects the relationship between profits generated by the company and the cost of the balance sheet investment. Certain events may trigger a reassessment of the EVA targets for incentive eligibility.

EVA Award Eligibility:

The EVA target for the cycle two, ending December 31, 1995, is $20.6 million. This represents an increase of $20.0 million over the $0.6 million EVA at the beginning of the cycle. For Class 14-17 executives, this will generate a 12.6% of base earnings award. Gradations in performance above and below the targeted EVA are depicted below.

               EVA CYCLE TWO (1994 & 1995)

          Absolute EVA                  Final EVA
           ($million)                     Award
         less than $0.6                     0%
              $0.6                        6.3%
             $20.6                       12.6%
             $30.0                       25.2%
         greater than $30.0              25.2%

          A pro rata incentive award percentage is calculated for gradations between EVA improvement levels.


Individual Eligible Earnings for EVA Award:

Although the EVA measurement period is two years, the actual award calculation will be based upon an individual participant's total base earnings for the second year of the two-year cycle. One year of eligible earnings is applied because of the overlapping nature of the two-year cycles.

Deferred Stock Award Alternative:

Payment of the earned incentive will be made in cash, subject to standard withholding taxes and deductions, or a participant may elect to be paid in restricted stock. Details of the restricted stock payment alternative are described in the insert to this document.

Administration:

1) All financial results will be measured on an "as reported" basis with no adjustment for any effect of currency fluctuations.

2) Qualifying events that may cause adjustments to original approved EVA targets must be: 1) unanticipated; 2) non-recurring; 3) material in nature; and 4) not part of normal business operations.

3) To be eligible for a full EVA incentive award, a participant must be in active pay status at the end of the two-year measurement period. Partial payments will be made in cash for retirees, as defined by the company's pension plan, who do not elect payment in restricted stock and leave before completion of the EVA cycle.

                  EXECUTIVE INCENTIVE PLAN AWARD GUIDELINES
 VICE PRESIDENT - BIORESEARCH COMMERCIAL OPERATIONS, INTERNATIONAL

     FY 94 ANNUAL                          FY 94 ANNUAL
   (EPS) INCENTIVE                      WW OPERATING PROFIT

   EPS           Award                % Budget           Award
 Achieved      Percentage            Achievement       Guideline
  $2.15          16.8%                  110%             21.0%
  $2.10          15.4%                  105%             17.5%
  $2.05          14.0%                  100%             14.0%
  $2.00           8.8%                   95%              8.8%
  $1.95           3.5%                   90%              3.5%
  below $1.95       0%                below 90%             0%

     A pro rata incentive award percentage is calculated for gradations between achievement levels.


  EVA CYCLE ONE (1993 & 1994)          EVA CYCLE TWO (1994 & 1995)

  Absolute EVA      Final EVA         Absolute EVA        Final EVA
   ($million)         Award            ($million)           Award
 less than $1.4          0%          less than $0.6            0%
     $1.4              7.0%              $0.6                7.0%
    $12.0             14.0%             $20.6               14.0%
    $20.3             28.0%             $30.0               28.0%
 greater than $20.3   28.0%          greater than $30.0     28.0%

     A pro rata incentive award percentage is calculated for gradations between EVA improvement levels.

                  EXECUTIVE INCENTIVE PLAN AWARD GUIDELINES
              VICE PRESIDENT - DIAGNOSTIC COMMERCIAL OPERATIONS

     FY 94 ANNUAL                           FY 94 ANNUAL
   (EPS) INCENTIVE                      WW OPERATING PROFIT

    EPS           Award                 % Budget         Award
  Achieved      Percentage             Achievement     Guideline
   $2.15          16.8%                   110%           21.0%
   $2.10          15.4%                   105%           17.5%
   $2.05          14.0%                   100%           14.0%
   $2.00           8.8%                    95%            8.8%
   $1.95           3.5%                    90%            3.5%
  below $1.95        0%                  below 90%          0%

     A pro rata incentive award percentage is calculated for gradations between achievement levels.


  EVA CYCLE ONE (1993 & 1994)           EVA CYCLE TWO (1994 & 1995)

  Absolute EVA        Final EVA         Absolute EVA      Final EVA
   ($million)            Award           ($million)         Award
  less than $1.4            0%          less than $0.6         0%
     $1.4                 7.0%                $0.6           7.0%
    $12.0                14.0%               $20.6          14.0%
    $20.3                28.0%               $30.0          28.0%
  greater than $20.3     28.0%          greater than $30.0  28.0%

     A pro rata incentive award percentage is calculated for gradations between EVA improvement levels.

                     EXECUTIVE INCENTIVE AWARD GUIDELINES
                            SENIOR VICE PRESIDENT

                         FY 94 ANNUAL(EPS) INCENTIVE

             EPS                               Award
          Achieved                           Percentage
            $2.15                              42.0%
            $2.10                              38.5%
            $2.05                              35.0%
            $2.00                              22.1%
            $1.95                               8.8%
          below $1.95                             0%

          A pro rata incentive award percentage is calculated for gradations between achievement levels.


  EVA CYCLE ONE (1993 & 1994)           EVA CYCLE TWO (1994 & 1995)

  Absolute EVA      Final EVA           Absolute EVA      Final EVA
   ($million)         Award              ($million)         Award
 less than $1.4          0%            less than $0.6          0%
     $1.4              7.5%                 $0.6             7.5%
    $12.0             15.0%                $20.6            15.0%
    $20.3             30.0%                $30.0            30.0%
 greater than $20.3   30.0%           greater than $30.0    30.0%

     A pro rata incentive award percentage is calculated for gradations between EVA improvement levels.

                    EXECUTIVE INCENTIVE AWARD GUIDELINES
                    PRESIDENT AND CHIEF OPERATING OFFICER

                         FY 94 ANNUAL (EPS) INCENTIVE

                 EPS                    Award
               Achieved               Percentage
                $2.15                   46.2%
                $2.10                   42.4%
                $2.05                   38.5%
                $2.00                   24.3%
                $1.95                    9.6%
                below $1.95                0%

          A pro rata incentive award percentage is calculated for gradations between achievement levels.


  EVA CYCLE ONE (1993 & 1994)           EVA CYCLE TWO (1994 & 1995)

  Absolute EVA      Final EVA          Absolute EVA       Final EVA
   ($million)         Award             ($million)          Award
  less than $1.4         0%            less than $0.6          0%
      $1.4             8.25%                $0.6             8.25%
     $12.0            16.5%                $20.6            16.5%
     $20.3            33.0%                $30.0            33.0%
 greater than $20.3   33.0%           greater than $30.0    33.0%

     A pro rata incentive award percentage is calculated for gradations between EVA improvement levels.

                     EXECUTIVE INCENTIVE AWARD GUIDELINES
                           CHIEF EXECUTIVE OFFICER

                         FY 94 ANNUAL (EPS) INCENTIVE

                 EPS                           Award
               Achieved                      Percentage
                 $2.15                         50.4%
                 $2.10                         46.2%
                 $2.05                         42.0%
                 $2.00                         26.5%
                 $1.95                         10.5%
               below $1.95                        0%

          A pro rata incentive award percentage is calculated for gradations between achievement levels.


  EVA CYCLE ONE (1993 & 1994)           EVA CYCLE TWO (1994 & 1995)

 Absolute EVA       Final EVA          Absolute EVA       Final EVA
  ($million)          Award             ($million)          Award
 less than $1.4          0%            less than $0.6          0%
     $1.4              9.0%                $0.6              9.0%
    $12.0             18.0%               $20.6             18.0%
    $20.3             36.0%               $30.0             36.0%
 greater than $20.3   36.0%           greater than $30.0    36.0%

     A pro rata incentive award percentage is calculated for gradations between EVA improvement levels.

 TWO-YEAR ECONOMIC VALUE ADDED (EVA) INCENTIVE PLAN - CYCLE ONE
                      RESTRICTED STOCK AWARD ALTERNATIVE

The Organization and Compensation Committee of the Company's Board of Directors intends to accept requests to receive restricted stock in lieu of a cash payment of any award made under the Cycle One EVA Incentive Plan. Restricted stock awards are made under the Incentive Compensation Plan of 1990, as amended, and the following terms:

1) Elections to receive restricted stock in lieu of cash must be made for the full amount of the award under this EVA Incentive Plan. The election must be made no later than August 1, 1994.

2) To encourage stock ownership, the amount of the award will be increased by a 33-1/3% premium and then converted into whole shares of Beckman common stock based on the closing price of Beckman common stock on the last trading day of the two-year EVA cycle. No fractional shares will be granted and any remainder which would have resulted in a fractional share will instead be paid in cash on the regular incentive payment date.

3) Restricted Stock will be issued pursuant to an agreement, which will provide that such stock cannot be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of for a twenty-four month period beginning on the date of issuance (which will be the EVA incentive payment date established by the Company). All shares awarded will be forfeited in the event of a voluntary termination within the twenty-four month period. However, restrictions will lapse earlier in the event of termination due to death, total disability, or Normal or Late Retirement (but not Early Retirement) under the Beckman Pension Plan. In the event of an involuntary termination, for cause or otherwise, no shares will be forfeited but the restrictions will remain in effect for the full twenty-four month period from the date of issuance.

4) Under current tax law, income is not recognized until the earliest to occur of (i) the last day of the full twenty-four month period, (ii) the date of occurrence of death, total disability, or Normal or Late Retirement (but not Early Retirement) under the Company's Pension Plan, or (iii) the date of severance from Beckman as a result of any involuntary termination. The amount of income to be recognized by you will be equal to the closing price of Beckman common stock on the date of the applicable event described above, times the number of Beckman common shares awarded to you under this alternative. All applicable payroll taxes are due at that time also.

IMPORTANT

The Restricted Stock Agreement and Election Form will be distributed for your consideration closer to the election deadline. The materials distributed will include information on the effect on certain of Beckman's other benefit plans and additional tax information. Certain reporting requirements under Section 16(a) of the Securities Exchange Act of 1934 apply. Also, participants are advised to consult with counsel in advance of making any election to determine potential
Section 16(b) issues regarding the purchase and sale of the Company's common stock.

TWO-YEAR ECONOMIC VALUE ADDED (EVA) INCENTIVE PLAN - CYCLE TWO
RESTRICTED STOCK AWARD ALTERNATIVE

The Organization and Compensation Committee of the Company's Board of Directors intends to accept requests to receive restricted stock in lieu of a cash payment of any award made under the Cycle Two EVA Incentive Plan. Restricted stock awards are made under the Incentive Compensation Plan of 1990, as amended, and the following terms:

1) Elections to receive restricted stock in lieu of cash must be made for the full amount of the award under this EVA Incentive Plan. The election must be made no later than August 1, 1995.

2) To encourage stock ownership, the amount of the award will be increased by a 33-1/3% premium and then converted into whole shares of Beckman common stock based on the closing price of Beckman common stock on the last trading day of the two-year EVA cycle. No fractional shares will be granted and any remainder which would have resulted in a fractional share will instead be paid in cash on the regular incentive payment date.

3) Restricted Stock will be issued pursuant to an agreement, which will provide that such stock cannot be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of for a twenty-four month period beginning on the date of issuance (which will be the EVA incentive payment date established by the Company). All shares awarded will be forfeited in the event of a voluntary termination within the twenty-four month period. However, restrictions will lapse earlier in the event of termination due to death, total disability, or Normal or Late Retirement (but not Early Retirement) under the Beckman Pension Plan. In the event of an involuntary termination, for cause or otherwise, no shares will be forfeited but the restrictions will remain in effect for the full twenty-four month period from the date of issuance.

4) Under current tax law, income is not recognized until the earliest to occur of (i) the last day of the full twenty-four month period, (ii) the date of occurrence of death, total disability, or Normal or Late Retirement (but not Early Retirement) under the Company's Pension Plan, or (iii) the date of severance from Beckman as a result of any involuntary termination. The amount of income to be recognized by you will be equal to the closing price of Beckman common stock on the date of the applicable event described above, times the number of Beckman common shares awarded to you under this alternative. All applicable payroll taxes are due at that time also.


IMPORTANT

The Restricted Stock Agreement and Election Form will be distributed for your consideration closer to the election deadline. The materials distributed will include information on the effect on certain of Beckman's other benefit plans and additional tax information. Certain reporting requirements under Section 16(a) of the Securities Exchange Act of 1934 apply. Also, participants are advised to consult with counsel in advance of making any election to determine potential
Section 16(b) issues regarding the purchase and sale of the Company's common stock.